Exhibit 99.2

 Welcome to GigPeak PeopleFebruary, 2017

 Cautionary Note Regarding Forward Looking Statements  This presentation contains forward-looking statements, including, but not limited to, statements related to the anticipated consummation of the acquisition of GigPeak, Inc. (“GigPeak”) and the timing, benefits and financing thereof, Integrated Device Technology, Inc.’s (“IDT”) strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, anticipated product portfolio, development programs, patent terms and other statements that are not historical facts. These forward-looking statements are based on IDT’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to IDT’s ability to complete the transaction on the proposed terms and schedule; whether IDT or GigPeak will be able to satisfy their respective closing conditions related to the transaction; whether sufficient stockholders of GigPeak tender their shares of GigPeak common stock in the transaction; whether IDT will obtain financing for the transaction on the expected timeline and terms; the outcome of legal proceedings that may be instituted against GigPeak and/or others relating to the transaction; the possibility that competing offers will be made; risks associated with acquisitions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; risks related to future opportunities and plans for the acquired company and its products, including uncertainty of the expected financial performance of the acquired company and its products; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with the proposed merger and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; and the possibility that if the acquired company does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of IDT’s shares could decline, as well as other risks related to IDT’s and GigPeak’s businesses detailed from time-to-time under the caption “Risk Factors” and elsewhere in IDT’s and the GigPeak’s respective SEC filings and reports, including the Annual Report of GigPeak on Form 10-K for the year ended December 31, 2015 and the Annual Report of IDT on Form 10-K for the year ended April 3, 2016. IDT undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in its expectations.

 Additional Information and Where to Find It  This presentation related to IDT’s acquisition of GigPeak. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities. The tender offer for the outstanding shares of GigPeak’s common stock described in this presentation has not commenced. At the time the tender offer is commenced, IDT will file or cause to be filed a Tender Offer Statement on Schedule TO with the SEC and GigPeak will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC related to the tender offer. The Tender Offer Statement (including an Offer to Purchase, a related Letter of Transmittal and other tender offer documents) and the Solicitation/Recommendation Statement will contain important information that should be read carefully before any decision is made with respect to the tender offer. Those materials will be made available to GigPeak’s stockholders at no expense to them by the information agent to the tender offer, which will be announced. In addition, all of those materials (and any other documents filed with the SEC) will be available at no charge on the SEC’s website at www.sec.gov.

What We Just Announced

- Integrated Device Technology to acquire GigPeak
- Approved by both Management teams and Board of Directors
- Process started for government approvals and acquiring shares (tender offer)
  - Expected to close during the 2nd calendar quarter of 2017
- We intend to grow GigPeak's business, and are interested in all of it
- From an IDT perspective, GigPeak isn't a new strategy
  - It accelerates our current strategy
  - We can now provide ultra-high speed interconnect using electrons, radio, and photons – a unique and valuable position !

IDT
© Copyright 2017, IDT Inc.
Analog Mixed Signal Systems

Questions You May Have

- Will there be job loss?
  - We're very impressed with GigPeak people
  - Yes, there will be some but very little, and mainly in G&A. IDT will actively help everyone in this process
  - No R&D change. Marketing / bus-dev and sales is also complimentary to our own

- Will IDT invest to grow our business?
  - Yes. We expect commitment to grow along with new investment. We wouldn't be doing this if we didn't think we could grow faster together

- Who will my boss(es) be?
  - Pretty much the same ones you know already
  - This will be run as a standalone business, led by Raluca Dinu who will report to Sean Fan, head of IDT Computing & Communications Division
  - There's a lot of opportunity to leverage GigPeak IP and knowledge into other IDT businesses too – we'll figure those out together

IDT
© Copyright 2017, IDT Inc.
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IDT Revenue Growth & Profile

Strong revenue growth and diversification has been achieved
New mix is leveraged to higher growth markets

FY14 Revenue $485M
F4Q14 Mix


Consumer
11%
Data Center
& HPC
24%
Communications
Infrastructure
65%

14.5% 3 Year CAGR

FY17 Revenue $728M
F4Q17 Mix


Auto
& Indust
10%
Consumer
22%
Communications
Infrastructure
33%
Data Center
& HPC
35%

FY17 assuming 4Q17 January guidance midpoint

© Copyright 2017, IDT Inc.
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IDT Business Backgrounder

A Setup Year for Future Growth

4Q17 Mix Forecast



Auto/Indust/Consumer
32%
Communications
Infrastructure
33%
Data Center
& HPC
35%

Auto/Industrial grouped with Consumer due to similar growth opportunity profiles

Current revenue profile positioned for strong & balanced growth

- Communications: We make Advanced Timing, RF, and mmWave basebands
- Data Center: primarily memory interface (timing) devices, lots of customer "pull" for optical interconnect
- Automotive & Industrial: business is now integrated and already gaining market share
- Consumer segment: Wireless Power, Timing and Sensors are primary growth engines

4Q17 mix forecast per January earnings call

IDT

© Copyright 2017, IDT Inc.

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 Compelling Strategic Fit  8  Cloud  Mobile Telecom Network  Wired Telecom/Enterprise Network  IP Video DeliveryNetwork  Data Center/CloudInfrastructure  Automotive Network

 End-to-End Datacenter Interconnect Solutions  9  Inside Server  Intra Datacenter  Inter Datacenters         Outstanding Position in the Industry!  +

Creates A Potent Franchise Company

	IDT Integrated Device Technology	GigPeak
Revenue (LTM)	$741.91M	$58.7M
Gross Margin (LTM)	61.3%	71.8%
OP Margin (LTM)	27.1%	22.5%

- ✓ Expands IDT portfolio to include Optical Interconnect and Video transport products
- ✓ IDT Real Time connectivity devices (timing, storage IF, RF) compliment GigPeak well
- ✓ Fully accretive revenue, plus operations and cross-selling opportunities. Brings together two companies that are already financially strong and growing

LTM – Last Twelve Months
Non GAAP GM and OP Margin Figures

IDT
© Copyright 2017, IDT Inc.
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 11  Cloud Concept Goes Beyond DatacentersSignificantly Increases IDT Content  Cloud InfrastructureStuff that We Do

 Networking  Computing  Storage  Wireless  12  Cloudification of InfrastructureIncreases IDT Content   Memory Interface  Real-Time Interconnect  SmartPower, RF  SmartSensors

Real-Time Cloud Services

Connecting People to Machines and Machines to Machines



Robotics
Autonomous Vehicles
Industrial Drones
Health Services
Image Recognition
Machine Learning

- Real-Time Interconnect
- New RF & Spectrum
- Intelligent Sensing

IDT © Copyright 2017, IDT Inc.
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Wireless Cloud Services

Increased IDT Content


Traditional IDT Applications
IDT Opportunity Increases by $80 at Each Wireless Edge
Clock Matrix
Disruptive RT
Interconnect SoC
Wireless Base Station
RapidWave
Industry First mmWave
MODEM and Real Time
Interconnect
LIDAR & Camera
Edge Computing
In-Car Synchronized Sensors
SmartSensors

IDT
© Copyright 2017, IDT Inc.
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The New Cloud Server Card

Plus GigPeak Optical

Local battery and 12V NVDIMM supply

Main system processing. Next Generation Timing

High Density Memory

FPGA Accelerators with Advanced Timing

High density local SSD Intelligent PCIe Timing

Optical Interface Module Timing



(6) N+2 Fans
Optional Remote Heatsink for high wattage CPUs
Up to (8) M.2 NVMe SSDs
Dual 3Φ PSU with Battery
945 mm
DDR4 DIMMs
Next Gen CPUs
Up to (3) FHHL PCIe x16 Cards
Universal Motherboard
441 mm
50G Networking

SQL 2016 with native NVDIMM support
Combined IDT Content Increases by >$15 per card

DRAM Memory IF	High Density Storage SmartPower	NVDIMM New Memory IF	Timing & Interconnect

IDT
© Copyright 2017, IDT Inc.
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   Next Generation of Cloud Timing  16  Optical Fiber or Ethernet  Real-Time Network Services -- Require New Interconnect  IDT Content Increases by $10 - $30    Clock MatrixWorld’s most Advanced Real-Time Interconnect Architecture      Highest Precision Timing Device in the Market

RF Franchise Expands

New Products Address New Markets

Existing Markets		Expansion Markets		
Broadband/CATV	**WiFi**	**Test & Measurement**	**Automotive**	**Industrial/Other**



802.11ac

Wi Fi™

Wave 2







Expanding Frequency Ranges and Application Uses

Products	Products	Products	Products	Products
• Switches • DSA, VVA • **Amplifiers**	• Switch • **LNA** + Switch • **LNA**+ Switch + **PA**	• Switch • DSA, VVA • Wideband **amplifier** • High freq **amplifier**	• Switch, DSA • RF transmitter • RF support for sensors • **Amplifiers**	• **Amplifier** • Switch • DSA, VVA • Mixer • Filter • Splitter/Coupler
Existing	Existing	Expansion	Expansion	Expansion

IDT
© Copyright 2017, IDT Inc.
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Operational Excellence  World-Class Quality  Supply Flexibility  IDT Penang & Dresden      Test Cost Excellence     FY13  FY14  FY15  Q1’16  Q2’16  Q3’16  Q4”16                6%  12%  80  60  40  20  0  FY’12  FY’13  FY’14  FY’15  FY’16 YTD                      CORP PPM  Goal Actual      FY’11  FY’12  FY‘13  FY’14  FY’15  100  99  98  97  96  95  94  93  92  LONG-TERM OTD TREND  18

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